                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 19, 2003

                           KAISER ALUMINUM CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-9447
                            (Commission File Number)

                                   94-3030279
                     (I.R.S. Employer Identification Number)

      5847 SAN FELIPE, SUITE 2500
           HOUSTON, TEXAS                           77057-3268
(Address of Principal Executive Offices)            (Zip Code)

                                 (713) 267-3777
              (Registrant's telephone number, including area code)

Item 5.    Other Events

      On December 19, 2003, Kaiser Aluminum Corporation issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference. Annual benefit payments to participants from KRP are currently in the range of $15 million.

Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

           *Exhibit 99.1:  Press release dated December 19, 2003

---------------------------
*  Included with this filing

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KAISER ALUMINUM CORPORATION
                                          (Registrant)

                                    By:   /s/ Daniel D. Maddox
                                          Daniel D. Maddox
Dated:  December 19, 2003                 Vice President and Controller

                                  EXHIBIT INDEX

Exhibit 99.1:   Press release dated December 19, 2003